UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                November 10, 2006
                -------------------------------------------------
                Date of Report (Date of earliest event reported):


                            NEW FRONTIER ENERGY, INC.
              -----------------------------------------------------
               (Exact name of registrant as specified in charter)


        Colorado                        0-50472                 84-1530098
        --------                        -------                 ----------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)


                             1789 W. Littleton Blvd.
                               Littleton, CO 80120
            --------------------------------------------------------
                    (Address of principal executive offices)

                                 (303) 730-9994
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               Registrant's telephone number, including area code:

                                 Not Applicable.
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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Item 3.02 Unregistered Sales of Equity Securities.


     This Amendment No. 1 to the Current Report on Form 8-K filed by New Frontier Energy, Inc. (the "Company") with the Securities and Exchange Commission (the "SEC") on December 7, 2006 is being made to correct the closing date of the sale of unregistered equity securities to an investor and to amend the rights granted to such investor to appoint members to the board of directors (the "Board") of the Company.


     On December 1, 2006, the Company held a closing on the sale of an aggregate of 200 investment units to Iris Energy Holdings Limited (the "Units"). Each Unit consists of: (i) $50,000 of 2.5% Series C Cumulative Convertible Preferred Stock, par value $0.001 (the "Series C Preferred"), convertible into 47,619 shares of the Company's $0.001 par value common stock (the "Common Stock") at a price of $1.05 per share (the "Conversion Price"); (ii) a three-year warrant to purchase 47,319 shares of Common Stock at an exercise price of $1.50 per share (the "AC Warrants"); and (iii) a three year warrant to purchase 23,810 shares of Common Stock at an exercise price of $2.00 per share (the "BC Warrants"). For a further description of the Series C Preferred, the AC Warrants and the BC Warrants, please see the Current Report on Form 8-K filed by the Company on December 7, 2006. The Current Report on Form 8-K filed by the Company on December 7, 2006 incorrectly indicated that the closing date on the sale of units was November 30, 2006 and not December 1, 2006.

     In connection with the purchase of the Units, the Company agreed to grant Iris Energy Holdings Limited the right to appoint an equal number of members of the board of directors that have not been appointed by Iris Energy Holdings Limited as are present on the Board at any time. The Current Report on Form 8-K filed by the Company on December 7, 2006 indicated that Aviel Faliks would be deemed to be a member of the Board appointed by Iris Energy Holdings Limited. The Company has previously agreed to appoint Aviel Faliks as a member of the Board. On or about December 13, 2006, the Company agreed that for purposes of Iris Energy Holdings Limited's right to appoint members to the board of directors, Mr. Faliks will not be deemed to be an appointee to the Board by Iris Energy Holdings Limited.





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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





Date:  December 18, 2006               NEW FRONTIER ENERGY, INC.

                                  By:  /s/ Les Bates
                                       ----------------------------------------
                                       Treasurer, Chief Accounting and
                                       Financial Officer, Secretary and Director